Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of November 1, 2016 (this “Amendment”), is entered into among Littelfuse, Inc., a Delaware corporation (the “Company”), the Designated Borrowers party hereto, the Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as Agent (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

A.      The Company, the Designated Borrowers party thereto, the Guarantors party thereto, the Lenders from time to time party thereto and the Agent entered into that certain Credit Agreement, dated as of March 4, 2016 (as amended or modified, the “Credit Agreement”).

B.      The parties hereto have agreed to amend the Credit Agreement as provided herein.

C.      In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

AGREEMENT

1.       Amendments to Credit Agreement.

(a)      The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Consolidated EBITDA” means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income and without duplication: (i) Consolidated Interest Charges for such period, (ii) the provision for federal, state, local and foreign income taxes payable by the Company and its Subsidiaries for such period, (iii) the amount of depreciation and amortization expense for such period, (iv) other expenses (excluding depreciation and amortization) of the Company and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, (v) non-cash U.S. Pension wind-up and settlement costs of $30,800,000 incurred during the quarter ended September 26, 2015, (vi) reed switch manufacturing transfer costs for the four consecutive fiscal quarter period ended December 31, 2016 in an aggregate amount not to exceed $4,000,000, (vii) expenses, including for professional services, integration and restructuring, incurred by the Company in connection with its acquisition of the TE Connectivity Circuit Protection Business between the Closing Date and April 1, 2017, in an aggregate amount not to exceed $20,000,000 and (viii) one-time costs incurred in connection with the acquisition of assets from ON Semiconductor Corp. in an aggregate amount not to exceed $4,500,000 during the term of this Agreement and minus (b) all non-cash items increasing Consolidated Net Income for such period.

(b)     Section 7.09 of the Credit Agreement is hereby amended to read as follows:

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Section 7.09     Burdensome Agreements.

Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to the Company or any Guarantor or to otherwise transfer property to the Company or any Guarantor, (ii) of any Subsidiary to Guarantee the Indebtedness of the Company or (iii) of the Company or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; provided, however, that this clause (iii) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.03(e) so long as such negative pledge is on then-market terms and otherwise customary for such Indebtedness; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person. Notwithstanding the foregoing, this Section 7.09 shall not apply to any loan agreement or note purchase agreement evidencing the Indebtedness permitted under Section 7.03(h).

2.       Effectiveness; Conditions Precedent. This Amendment shall be effective upon receipt by the Agent of counterparts of this Amendment executed by each Loan Party, the Required Lenders and the Agent.

3.       Ratification of Credit Agreement. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents. This Amendment is a Loan Document.

4.       Authority/Enforceability. Each Loan Party represents and warrants as follows:

(a)     It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)     This Amendment has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) applicable Debtor Relief Laws and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)     No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Amendment.

(d)     The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it.

5.       Representations and Warranties. Each Loan Party represents and warrants to the Lenders that after giving effect to this Amendment (a) the representations and warranties set forth in Article V of the Credit Agreement are true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

6.       Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.

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7.      GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	LITTELFUSE, INC.,
a Delaware corporation

By: /s/ Ryan K. Stafford
Ryan K. Stafford
EVP and Chief Legal and HR Officer

DESIGNATED BORROWER:	LITTELFUSE NETHERLAND C.V.
By: Littelfuse, Inc., its General Partner

By: /s/ Ryan K. Stafford
Ryan K. Stafford
EVP and Chief Legal and HR Officer

GUARANTOR:	Littelfuse Commercial Vehicle LLC,
a Delaware limited liability company

By: /s/ Ryan K. Stafford
Ryan K. Stafford
Vice President and Secretary

Symcom, Inc.,
a South Dakota corporation

By: /s/ Ryan K. Stafford
Ryan K. Stafford
Vice President & Secretary

ssac, LLC,
a South Dakota limited liability company

By: /s/ Ryan K. Stafford
Ryan K. Stafford
Vice President & Secretary

sc building, LLC,
a South Dakota limited liability company

By: /s/ Ryan K. Stafford
Ryan K. Stafford
Manager

lfus llc,
a Delaware limited liability company

By: /s/ Ryan K. Stafford
Ryan K. Stafford
Manager

FIRST AMENDMENT TO CREDIT AGREEMENT

LITTELFUSE, INC.

BANK OF AMERICA, N.A., as Agent By: /s/ Priscilla Baker Priscilla Baker Assistant Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

LITTELFUSE, INC.

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer By: /s/ Milena Deltchev Milena Deltchev Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

LITTELFUSE, INC.

JPMorgan Chase Bank, N.A., as a Lender By: /s/ Christopher A. Salek Christopher A. Salek Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

LITTELFUSE, INC.

BMO Harris Bank, N.A., as a Lender By: /s/ Joshua Hovermale Joshua Hovermale Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

LITTELFUSE, INC.

PNC Bank, National Association, as a Lender By: /s/ Kristin L. Lenda Kristin L. Lenda Managing Director

FIRST AMENDMENT TO CREDIT AGREEMENT

LITTELFUSE, INC.

Wells Fargo Bank, National Association, as a Lender By: /s/ Peter J. Gates, JR Peter J. Gates, JR Senior Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

LITTELFUSE, INC.

Branch Banking and Trust Company, as a Lender By: /s/ Kurt W. Anstaett Kurt W. Anstaett Senior Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

LITTELFUSE, INC.

KeyBank National Association, as a Lender By: /s/ Marcel Fournier Marcel Fournier Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

LITTELFUSE, INC.

The Northern Trust Company, as a Lender By: /s/ Brittany F. Mondane Brittany F. Mondane Second Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

LITTELFUSE, INC.